Exhibit 1

Joint Filing Agreement

We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

October 13, 2009
KKR MILLENNIUM FUND L.P.

	By:	KKR Associates Millennium L.P., its general partner

	By:	KKR Millennium GP LLC, its general partner

	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Manager

	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Manager

KKR ASSOCIATES MILLENNIUM L.P.

	By:	KKR Millennium GP LLC, its general partner

	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Manager

	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Manager

KKR MILLENNIUM GP LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Manager

KKR EUROPEAN FUND, LIMITED PARTNERSHIP

By:	KKR Associates Europe, Limited Partnership, its general partner

By:	KKR Europe Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR ASSOCIATES EUROPE, LIMITED PARTNERSHIP

By:	KKR Europe Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR EUROPE LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR FUND HOLDINGS L.P.

By:	KKR Fund Holdings GP Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR GROUP LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR & Co. L.P.

By:	KKR Management LLC, general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Designated Member

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Designated Member

KKR MANAGEMENT LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Designated Member

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Designated Member

KKR 1996 FUND L.P.

By:	KKR Associates 1996 L.P., its general partner

By:	KKR 1996 GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Member

KKR ASSOCIATES 1996 L.P.

By:	KKR 1996 GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Member

KKR 1996 GP LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Member

KKR PARTNERS II, L.P.

By:	KKR Associates (Strata) L.P., its general partner

By:	Strata L.L.C., its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Member

KKR ASSOCIATES (STRATA) L.P.

By:	Strata, L.L.C., its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Member

STRATA L.L.C.

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Member

KKR ASSOCIATES, L.P.

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, General Partner

KKR PARTNERS III, L.P. (Series F)

By:	KKR III GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Member

KKR III GP LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Member

AURORA INVESTMENTS II, LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

HENRY R. KRAVIS

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact